SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     June 27, 2002
                                                --------------------------------

Morgan Stanley Dean Witter Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2002, relating to the Morgan Stanley Dean Witter Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2002-HE1)
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             (Exact name of registrant as specified in its charter)


        Delaware                 333-83986-04                   13-3291626
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code      (212) 296-7000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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Item 5.    Other Events.
           ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley Dean Witter Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2002-HE1. On June 27, 2002, Morgan Stanley Dean Witter Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Ocwen Federal Bank FSB, as servicer, The Provident Bank, as servicer and U.S. Bank National Association, as trustee, of Morgan Stanley Dean Witter Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2002-HE1 (the "Certificates"), issued in eight classes. The Class A-2, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, with an aggregate scheduled principal balance as of June 1, 2002 of $388,862,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), Blaylock & Partners, L.P. ("Blaylock") and Utendahl Capital Partners, L.P. ("UCP" and collectively with MS&CO. and Blaylock, the "Underwriters"), pursuant to an Underwriting Agreement dated as of June 27, 2002 by and among the Company and the Underwriters and the Class A-1 Certificates, with an aggregate scheduled principal balance of $557,163,000, were sold to MS&Co., Blaylock and UTC, pursuant to a Certificate Purchase Agreement, dated as of June 27, 2002, by and among the Company, MS&Co., Blaylock and UCP.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (c)   Exhibits

                Exhibit 4     Pooling and Servicing Agreement

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  July 12, 2002                   MORGAN STANLEY DEAN WITTER CAPITAL I INC.




                                          By: /s/ Cecilia Tarrant
                                              ---------------------------------
                                              Name: Cecilia Tarrant
                                              Title:   Vice President

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                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation  S-K
Exhibit No.                     Description                                Page
-----------                     -----------                                ----

4                               Pooling and Servicing Agreement            6

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                                    EXHIBIT 4